LICENSING REVENUE	12 Months Ended
Dec. 31, 2017
Licensing Revenue
NOTE 15 - LICENSING REVENUE

On December 16, 2010, the Corporation signed a license and collaboration agreement with Recordati Ireland Ltd. (“Recordati”), a European pharmaceutical group, for the development and commercialization of NX-1207 in Europe, including Russia and the CIS, the Middle East, the Maghreb area of North Africa and South Africa. The license and collaboration agreement covered the use of NX-1207 for the treatment of benign prostatic hyperplasia (“BPH”) as the initial indication for development and commercialization.

Recordati made an upfront payment to the Corporation of $13,088,000 in December 2010. The agreement provided for further payments to be made upon regulatory approval and sales milestones payments, and tiered supply and royalty payments of a minimum of 26% to increase progressively up to 40% of total net sales in the case specific contractual conditions are achieved.

The upfront payment of $13,088,000 was deferred and recognized as revenue on a systematic basis over the estimated service period of five years which would have been completed on December 31, 2015. On February 12, 2015, Recordati S.p.A. announced their decision to prematurely interrupt the European clinical trial before having reached the expected target of 340 patients. The Corporation determined that the estimated service period for recognizing the upfront payment received in December 2010 concluded effective February 12, 2015 as no continuing performance obligations existed at that date.